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                                                                    EXHIBIT 10.6


                      NOTE PURCHASE AND WARRANT AGREEMENT

     NOTE PURCHASE AND WARRANT AGREEMENT dated as of April 14, 1997 by and between IOMED, INC., a Utah corporation (the "Company"), and Elan International Services, Ltd., a Bermuda corporation ("EIS"), and ELAN INTERNATIONAL MANAGEMENT, LTD., a Bermuda corporation ("EIM").

                                    RECITAL:

     The parties hereto and Elan Corporation, plc, a public limited company existing under the laws of Ireland and the parent corporation of EIS and EIM ("Elan"), have executed a binding letter agreement dated March 31, 1997 (the "Letter Agreement"), in connection with which, subject to the terms and conditions thereof, EIM agreed to provide certain loans to the Company and the Company agreed to issue a certain warrant to EIS, the parties intending that this Agreement constitute the Note Purchase Agreement referred to therein.

                               A G R E E M E N T:

     The parties agree as follows:

                                   ARTICLE 1
             PURCHASE AND SALE OF NOTES AND WARRANT AND CONVERSION

     1.1 Initial Securities; Etc. On the terms and subject to the conditions set forth in this Agreement, on the date hereof, the Company agrees to sell to EIM, and EIM agrees to purchase from the Company, (x) the promissory note in the form attached hereto as Exhibit A (the "A Note") in the original principal amount of $10 million and (y) the promissory note in the form attached hereto as Exhibit B (the "B Note"; together with the A Note, the "Notes") in the original principal amount of $5 million.

     The Company shall issue to EIS on the date hereof a warrant in the form attached hereto as Exhibit C (the "Warrant"; together with the Notes, the "Initial Securities") to acquire up to 500,000 shares (as adjusted as provided in the Warrant) of the Company's common stock, par value $.001 per share (the "Common Stock").

     EIS has undertaken to subscribe for shares of Common Stock, and the Warrant is exercisable for shares of Common Stock (such Common Stock, the "Conversion Shares"; together with the Initial Securities, the "Securities"), as provided herein. In connection with the transactions described above, the Company and EIS are entering into a Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"; together with this Agreement, the Notes, the Warrant and the License Agreements (to be entered into by certain affiliates of EIM with the Company on the date hereof, the "Closing Agreements").



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     1.2 Purchase Price.  The purchase price for the Notes shall be $15 million
(the "Purchase Price"). Such amount shall be payable by EIM by wire transfer to an account or accounts designated in writing by the Company on the date hereof

     1.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the date hereof at the offices of counsel to EIS and EIM in New York City, or at such other place as the parties may agree. At the Closing:

     (x) the Company shall deliver to EIM and EIS, as applicable: (i) original executed counterparts of the Initial Securities and the Closing Agreements,
(ii) a signed copy of the legal opinion referred to in the Letter Agreement,
(iii) a signed form UCC-1 in customary form, together with a fully signed counterpart of this Agreement in form for filing with the U.S. Patent and Trademark Office to secure the B Note as provided herein, and (iv) such other documents and instruments that EIS and EIM may reasonably request and that shall be customary for similar closings;

     (y) the Company shall deliver to Elan and Drug Delivery Systems Inc., a New York corporation original executed counterparts of each of the License Agreements; and

     (z) EIM shall (I) pay the Purchase Price and (II) deliver to the Company
(i) original executed counterparts of the Initial Securities and Closing Agreements to which it (or Elan, EIS and/or DDS) is a party, (ii) such other documents and instruments that the Company may reasonably request and that shall be customary for similar closings.

     In addition, (x) by signing this Agreement, the Company on the one hand, and EIS and EIM on the other hand, confirm that the conditions to closing set forth in Sections 4(a) and 4(b), as applicable, of the Letter Agreement have been satisfied and (y) each of the parties shall hereafter take such additional actions as shall be necessary or appropriate to implement the transactions contemplated hereby.

     Each of the parties shall, if required, mutually and reasonably cooperate with each other in connection with the filing of all documents and instruments necessary or appropriate in connection with a pre-closing notification of the Federal Trade Commission (the "FTC") and the Department of Justice (the "DOJ") pursuant to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended ("HSIV). Each of the parties shall use their respective commercially reasonable efforts to promptly comply with all formal or informal requests for additional information by the FTC or DOJ in respect of such filing. It shall be a condition precedent to the acquisition of any voting securities by EIS or its affiliates that the parties shall have complied with applicable law relating thereto, including the consummation of all necessary filings under HSR, and that all applicable waiting periods shall have expired.


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     1.4 Repayment of the Notes ELC.  (a) The A Note.  Notwithstanding the
provisions of the A Note, the A Note shall be repaid in full in cash, at the earlier of (x) the date of the Company's initial public offering (the "IPU') of equity securities under the Securities Act of 1933 (the "Securities Act') and
(y) two years from the date hereof (the date of such repayment, the "Repayment Date"). Such repayment shall occur solely as follows: On the Repayment Date, the Company shall repay the A Note and accrued interest thereon (which shall not be subject to withholding taxes) to EIM and EIS shall purchase shares of Common Stock from the Company, as follows:

     (I) Conversion &LM. If the IPO occurs on or prior to the date which is two years after the date hereof and the price to the public in the EPO (as set forth on the cover page of the prospectus forming a part of the registration statement) (the "Price to the Public") is $2.50 per share or greater (subject to the Anti-dilution Adjustments (as defined herein)), EIS shall purchase for $ 1 0 million (plus accrued interest from the date hereof) 4 million Conversion Shares in connection with the EPO. If the Price to the Public in such IPO is less than $2.50 per share (subject to the Anti-dilution Adjustments), EIS shall purchase in connection with the IPO, for a purchase price equal to the outstanding principal amount of the A Note and accrued and unpaid interest thereon, a number of shares of Common Stock equal to the quotient of (x) the aggregate outstanding principal amount of the A Note plus accrued and unpaid interest thereon and (y) such Price to the Public. Such purchase and issuance of Conversion Shares and payment to EIM shall occur simultaneously with the closing of the [PO and after receipt of the interest payment as set forth above.

     The Conversion Shares referred to above shall not be registered, but shall constitute Registrable Securities under the Registration Rights Agreement.

     (II) Conversion After Two Years. In the event that the EPO shall not have occurred on or prior to the date which is two years after the date hereof, then the Repayment Date shall be the date which is two years after the date hereof, and on such date (x) the Company shall repay in full the A Note and accrued interest thereon and (y) thereafter EIS shall purchase from the Company for a cash amount equal to the outstanding principal amount of the A Note and accrued and unpaid interest thereon, a number of Conversion Shares equal to (A) such outstanding principal amount of the A Note and accrued and unpaid interest thereon (B) divided by the greater of (x) $2.50 per share (subject to the Anti-dilution Adjustments) and (y) an amount equal to 80% of the price per share (on an as-converted basis) of the most recent bona fide Institutional Financing (as defined below) which shall have occurred prior to such two-year anniversary. Institutional Financing means a debt, equity or combined financing (including a financing coupled with or in the form of a property (including intellectual property), transfer or license) with an unaffiliated third party which is a venture capital or similar organization, an underwriter, financial advisor, broker/dealer or person or entity acting in a similar capacity or an industry or "strategic" investor, joint venturer, licensee or similar person.


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     Upon any repayment of the A Note described in clause (I) or (II) above, the Company shall immediately issue and deliver to EIS a certificate in respect of the applicable number of Conversion Shares (which shall bear an appropriate restrictive legend) and EIM shall deliver to the Company the original counterpart of the A Note'.

     (b) The B Note. In the event that at any time that all or any portion of the B Note or accrued and unpaid interest thereon (the "B Outstanding Amount) shall be outstanding the Company completes its IPO, then (x) upon consummation of the IPO the Company shall pay to EEIM the B Outstanding Amount (and accrued and unpaid interest thereon (which will not be subject to withholding taxes) at the rate set forth in the B Note from and after the date of the IPO until paid in full) in full cancellation and satisfaction of the B Note, and (y) thereafter, EIS shall purchase from the Company for cash in such IPO a n of fully registered shares which shall upon issuance be admitted for trading or listed privileges on the then principal exchange or listing authority on which the Common Stock is traded) equal to the quotient of (1) the B Outstanding Amount and (II) the Price to the Public in such IPO. In any such event, EIS shall deliver to the Company the original counterpart of the B Note.

     1.5 Certain Provisions Relating to the Notes. (a) During such time that either or both of the Notes is outstanding, the Company shall not incur or permit to exist any indebtedness of the Company or any of its subsidiaries without the consent of EIM; provided, that the foregoing restrictions shall not apply to indebtedness reflected on the Financial Statements (as defined below), arising from trade accounts payable in the ordinary course of business which are not more than 90 days past due or from a bank or other institutional lender or lenders solely for working capital purposes, to purchase items of equipment (provided that the principal amount of such indebtedness does not exceed the fair market value of such equipment at the time of purchase) and capitalized lease obligations, each of which may be senior to or pari passu with the Notes (other than collateral in respect of the B Note, as provided herein), in each case, in a maximum aggregate outstanding principal amount not in excess of the amount that can prudently be financed solely by such working capital, or equipment capitalized lease obligations, each as determined under U.S. generally accepted accounting principles, as reasonably and in good faith determined by such lender or lenders. In the event that the Company is permitted to incur any indebtedness as described above, EEIM shall, if requested by the Company, execute and deliver an Agreement, in form and substance reasonably satisfactory to EIM and the Company, to evidence the fact that such indebtedness may be senior to or pari passu with the Notes.

     (b) The B Note (including accrued and unpaid interest thereon) shall be secured by all of the Elan Iontophoretic Intellectual Property and the DDS Iontophoretic Patent Rights (as defined in the License Agreement) and the proceeds thereof, on a first priority perfected security interest, which the parties agree is hereby created. In connection therewith, (x) upon the request of EIS or EIM the Company shall cause to be filed, within 10 days of the date hereof, with the Secretary of State of the State of Utah a Form UCC I in customary form and a counterpart of this Agreement with the United States Patent and Trademark Office, and (y) the holder of the B Note shall be entitled to all of the rights and remedies of a secured creditor under


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
applicable law, including the Uniform Commercial Code of the States of Utah and New York, including the right to foreclose, take possession of and sell or use, such Iontophoretic Intellectual Property; provided, that if any event giving rise to the exercise of such rights and remedies shall have occurred, the holder of the B Note shall not exercise such foreclosure or similar rights for a period of six months from the occurrence of such event, during which period each of the Company and such holder shall use commercially reasonable good faith efforts to enter into appropriate arrangements to repay the B Outstanding Amount in a reasonable and expeditious manner.

     1.6 Certain Provisions Relating to New Stock. Notwithstanding the other provisions of this Section I or the Warrant in the event that, at any time, EIS's and its affiliates' aggregate ownership of securities representing outstanding, voting equity securities of the Company (on an as converted basis) may exceed 19.9% of the aggregate outstanding shares of Common Stock, EIS may elect in its sole discretion, that in lieu of receiving Conversion Shares in connection with any repayment of the Notes or purchasing Common Stock in connection with the IPO or exercise of the Warrant it shall receive all of the shares of a new series of Convertible Preferred Stock or second series of Common Stock (collectively, the "New Stock') to be created by the Company, to the extent of the excess of such ownership percentage over 19.9%. In such even4 the Common Stock issuable in ' connection with the repayment of the Note(s) and/or Warrant (or portion thereof) elected by EIS shall be converted into such New Stock. The New Stock, if issued, shall be in form and substance reasonably satisfactory to EIS and shall (i) rank pari passu with the Common Stock, (ii) have the benefit of the same registration rights as are granted to EIS as set forth in the Registration Rights Agreement and other rights as holders of the Common Stock, including rights to receive dividends and distributions and upon liquidation, (iii) be convertible into shares of Common Stock, initially on a share for share basis, subject to the Anti-dilution Adjustments, and (iv) be nonvoting, except to the extent required by applicable law.

     1.7 Anti-dilution Adjustments. The number of Conversion Shares issuable to a Holder upon conversion of the A Note and the New Stock shall be subject to the following anti-dilution adjustments (the "Anti-dilution Adjustments"):

     (a) Reclassification, Merger, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the A Note or the New Stock (other than a change in par value, or from par value to no par value), or (ii) any consolidation of the Company with or into another corporation (other than a merger or consolidation with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon conversion of the A Note or the New Stock), or (iii) any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall daily execute and deliver to the holder(s) of the A Note and the New Stock a new certificate or supplement thereto (in form and substance reasonably satisfactory to such holder(s)), so that such holder(s) shall have the right to receive, for no additional


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consideration, and in lieu of the shares of Conversion Shares theretofore issuable upon such conversion(s), the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, reorganization, change, conversion, merger or consolidation by a holder of the number of shares of Conversion Shares into which the A Note and/or New Stock are then convertible. Such new or supplemental certificate(s) shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 1.7. The provisions of this Section 1.7(a) shall similarly attach to successive reclassifications, reorganizations, changes, mergers, consolidations and transfers.

     (b) Subdivision or Combination of Shares. If the Company at any time during which the A Note or New Stock is outstanding shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the conversion prices of such securities shall be proportionately decreased and the number of Conversion Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the conversion prices of such securities shall be proportionately increased and the number of Conversion Shares purchasable hereunder shall be proportionately decreased.

     (c) Stock Dividends; Etc. If the Company at any time while the A Note or New Stock is outstanding shall (i) pay a dividend with respect to Common Stock payable in Common Stock (or rights, options, warrants or similar instruments in respect thereof (collectively, "Options")), or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 1.7(a) and (b) above), the conversion prices applicable to such securities shall be adjusted by multiplying such conversion prices in effect immediately prior to such date of determination of the holders of securities entitled to receive such distribution, by a fraction (A) the numerator, of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, as if all of such Options had been exercised and the Company received the consideration payable in respect thereof. Upon each adjustment in the conversion prices pursuant to this
Section 1.7(c), the number of Conversion Shares issuable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Conversion Shares issuable immediately prior to such adjustment by a fraction, the numerator of which shall be the conversion price immediately prior to such adjustment and the denominator of which shall be the conversion price immediately thereafter.

     (d) Repurchases or Redemptions of Common Stock or Options. If the Company at any time while the A Note and/or New Stock is outstanding shall repurchase or redeem any outstanding shares of Common Stock or any Options, at a price which is greater than the then current conversion price(s), such conversion price(s) shall thereupon be adjusted by multiplying the conversion price(s) in effect at the time of such repurchase by a fraction (i) the numerator of which shall be the conversion price(s) in effect immediately prior to such repurchase or redemption and (ii) the denominator of which shall be the fair market value of the consideration paid for the shares of Common Stock and/or Options at the time of purchase. Upon each


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




adjustment in conversion prices pursuant to this Section 1.7(d), the number of Conversion Shares issuable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Conversion Shares purchasable immediately prior to such adjustment in the conversion price(s) by a fraction, the numerator of which shall be the applicable conversion price immediately prior to such adjustment and the denominator of which shall be the applicable conversion price immediately thereafter. Notwithstanding the foregoing, this Section 1.7(d) will not apply to redemptions of the Company's Series C Preferred Stock made pursuant to existing Agreement.

     (e) No Impairment. The Company will not, by amendment of its charter or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 1'.7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this A Note and New Stock against impairment.

     (f) Notice of Adjustments. Whenever the conversion prices above or the number of Conversion Shares purchasable hereunder shall be adjusted pursuant to this Section 1.7, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the holders of the A Note and New Stock.

     (g) Fractional Shares. No fractional Conversion Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Conversion Shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     1.8 Certain Securities Laws Matters. Unless registered in the EPO or another registered public offering, the certificates representing the Securities shall bear appropriate and customary restrictive legends relating to the restrictions on transfer applicable thereto.

                                   ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to EIS and EIMI as follows:

     2.1 Organization; etc. The Company is a corporation duly organized, validly existing and is good standing under the laws of the State of Utah and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company. The Company is not in default of its charter or bylaws, any applicable laws or


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




regulations or any contract or Agreement binding upon or affecting it or its properties or assets and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result in any such violation.

     2.2 Authorization. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights and by general equitable principles.

     2.3 Valid Issuance. The Securities have been duly and validly authorized and, when issued, shall be fully paid and nonassessable and free from any and all pre-emptive or similar rights, and any other options, warrants or rights.

     2.4 No Violation. The execution, delivery and performance by the Company of this Agreement and each of the other transaction documents, the issuance, sale and delivery of the Securities and compliance with the provisions hereof by the Company, will not (a) violate any provision of applicable law, statute, rule or regulation applicable to the Company or any ruling, writ, injunction, order, judgment or decree of any court arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets, or (b) conflict with or breach any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance (as defined below) upon any of the properties or assets of the Company under the Certificate of Incorporation, as amended, or bylaws of the Company or any material contract to which the Company is a party, except where such violation, conflict or breach would not, individually or in the aggregate, have a material adverse effect on the Company. As used herein, "Encumbrance" shall mean any liens, charges, encumbrances, equities, claims, options proxies, pledges security interests, or other similar rights of any nature, except for such conflicts, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company.

     2.5 Capitalization. (a) As of the date hereof, the authorized, issued and outstanding capital stock of the Company consists solely of 15,040,455 shares of Common Stock and 172,800 shares of Series C Preferred Stock. As of the date hereof, options to purchase 1,585,493 shares of Common Stock, and warrants to purchase 295,000 shares of Common Stock, are outstanding. Except for (a) the options and warrants described above, and (b) an obligation to issue additional shares of Common Stock (4,628 shares as of the date hereof) to Laboratories Fournier, S.C.A. ("Fournier") pursuant to the adjustment provisions of the Agreement between the Company and Fournier, dated February 20, 1996 (the "Fournier Agreement"), the Company does not have outstanding any rights (except pre-emptive or other) or options to subscribe for or purchase, or any warrants or other agreement providing for or requiring the issuance by the


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




Company of, any capital stock or securities convertible into or exchangeable for its capital stock.

     (b) Schedule 2.5(b) hereto sets forth an accurate and complete list of all holders of any equity interest in the Company (including Options,, with their corresponding equity ownership interests; no other person or entity holds any equity interest in the Company or any Option in respect thereof

     (c) Except as set forth on Schedule 2.5(c) the Company does not own any capital stock of, or other securities issued by, any other person or entity, or interest in any joint venture or similar arrangement.

     (d) Except for the filing of any notice subsequent to tire Closing which may be required under applicable federal or state securities law (which, if required, shall be filed on a timely basis as, may so be required), no permit Authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required in connection with the execution, delivery or performance of this Agreement by the Company. There is no approval of the Company's stockholders required under applicable laws, regulations or stock exchange or listing authority rules or regulations in connection with the execution and delivery of the Closing Agreements or the consummation of the transactions contemplated herein, including the issuance of the Securities.

     2.6 Litigation. The Company is not a party, nor has it been threatened in writing to be made a party, to any charge, complaint action, suit proceeding, hearing or investigation of or in any court of quasi-judicial or administrative agency of any federal, state local or foreign jurisdiction or before any arbitrator, which could result in any material adverse change in the assets, liabilities, business, financial condition, operations, results of operations or future prospects of the Company.

     2.7 Reports and Financial Statements, etc. (a) EIS has heretofore been furnished with complete and correct copies of the unaudited consolidated balance sheet of the Company as of December 31, 1996 and of the unaudited consolidated statements of income and operations and cash flow for the six month period then ended (collectively, the Financial Statements") set forth on
Schedule 2.7(a).

     (b) Each of the Financial Statements was prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, subject to normal yearend adjustments (which are not material) and is accurate and complete in all material respects. Each of the balance sheets included in such financial statements fairly presents the financial condition of the Company as of the close of business on the date thereof, and each of the statements of income included in such Financial Statements fairly presents the results of operations of the Company for the fiscal period then ended.


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




     (c) The Company owns all of its material properties and assets, including all Intellectual Property as summarized on Schedule 2.7(c).

     (d) Other than as set forth in the Financial Statements, the Company has no outstanding liabilities or obligations, contingent or otherwise, dm those incurred in the normal course of business, which have or may have a materially adverse effect on the financial condition of the Company.

     2.8 Material Adverse Change. There has been no material adverse change in the business condition (financial or otherwise) of the Company since December 31, 1996.

     2.9 Material Contracts. All of the Company's material contracts and agreements are listed on Schedule 2.9 (the "Material Contracts"). There is no default or violation thereunder by any party thereto, and the consummation of the Closing Agreements and transactions contemplated hereby will not cause the Company or any party to a Material Contract to be in default or violation thereof.

     2.10 Disclosure. This Agreement and the other Closing Agreements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading. The Company is not aware of any material contingency, event or circumstance relating to its business or prospects, which could have a material adverse effect thereon, in order for the disclosure herein relating to the Company not to be misleading in any material respect.

     2.11 Brokers or Finders. The Company has not retained any investment banker, broker or finder in connection with the transactions contemplated by this Agreement and the other Closing Agreements. The Company agrees to indemnify and hold EIS and EIM harmless against any liability, settlement or expense arising out of, or in connection with, any such claim.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTEES OF EIS AND EIM

     EIS and EIM hereby represent and warrant to the Company as follows:

     3.1 Organization and Authority. (a) Each of EIM and EIS is a Bermuda corporation and has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by each of EIS and EIM, and constitutes the valid and binding obligation of each, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights and by general equitable principles.

     (b) Each of EIS and EEIM has full corporate authority to execute and deliver this


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




Agreement and the Closing Agreements and to consummate the transactions contemplated hereby and thereby; this Agreement has been duly executed and delivered by each of EIS and EIM and constitutes the legal and valid obligations of each and is enforceable against each in accordance with its terms, and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not violate or result in a default under or creation of a lien or encumbrance under EIS's or EIM's memorandum and articles of association or other organic documents, any material agreement or instrument binding upon or affecting it or its properties or assets or any applicable laws, rules, regulations or orders affecting it or its properties or assets.

     (c) Neither EIS nor EIM is now in material default of its charter or bylaws or similar organic documents, any applicable material laws or regulations or any contract or agreement binding upon or affecting them or their properties or assets and the execution delivery and performance of this Agreement and the transactions contemplated hereby will not result in such violation.

     3.2 Investment Intent; Etc. EIM and EIS are each acquiring the Securities, for its own account and not with a present view to, or in connection with, any distribution. Both understand that the Securities have not been registered under the Securities Act, by reason of a specific exemption from the registration requirements of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and that, accordingly, they may be required to hold such Securities for an indefinite period.

     3.3 Disclosure. No representation or warranty by EIS or EEIM contained in this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading in light of the circumstances under which they were made.

     3.4 Reliance, Neither EIS nor EIM has relied on any representations, warranties, covenants or information in making its investment decision in regard to the Securities, except for those provided by the Company and set forth in this Agreement or the Closing Agreements.

                                   ARTICLE 4
                            COVENANTS OF THE COMPANY

     The Company hereby covenants that:

     4.1 Board Seat. Until such time as EIS and its affiliates collectively own securities representing less than 10% of the Common Stock or equivalents, on an as converted and fully diluted basis (i.e., assuming conversion of the Notes and exercise of the Warrant, but excluding conversion or exercise of all options) the Company shall use its best efforts to cause EIS to designate one member of the Company's Board of Directors.


                                       11
|160339.1||

     4.2 [INTENTIONALLY OMITTED]

     4.3 Financial Statements.  For so long as the covenants contained in
Section 4.1 are in effect, the Company shall deliver to EIMI:

     (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, beginning with the fiscal year ending June 30, 1997, audited financial statements of the Company for such year, accompanied by a report thereon of independent public accountants of recognized national standing, which report shall state that such financial statements fairly present the financial condition and results of operations of the Company as at the end of, and for, such fiscal year, and

     (b) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Company (other dm the last fiscal quarter in each fiscal year) unaudited financial statements of the Company for such fiscal quarter accompanied, in each case, by a certificate of the chief financial officer of the Company, which certificate shall state that such financial statements fairly present the financial position and results of operations of the Company in accordance with generally accepted accounting principles, subject to changes resulting from yearend audit adjustments.

     4.4 Operating Covenants. From the date hereof, and until the B Note is repaid in full, without the prior written consent of EIM, the Company shall not:

     (a) dispose of any material asset or business, including any intellectual property rights;

     (b) make pay or declare any dividend or distribution to any equity holder (in such capacity) or redeem any of its capital stock; except that the Company shall be permitted to redeem shares of its Series C Preferred Stock pursuant to previously existing contractual arrangements;

     (c) consummate any joint venture, equity investment in an unaffiliated entity or similar transaction; or

     (d) vary its business plan or practices, in any material respect, from past practices.

     4.5 Post-Closing. From the date hereof, and until the B Note is repaid in full, the Company agrees to do or cause to be done such further acts and things, and deliver or cause to be delivered to EIM such additional assignments, agreements, powers and instruments as EIM may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the Closing Agreements, or better to assure and confirm unto EIN4 and EIS their rights powers and remedies hereunder and thereunder.


                                       12
|160339.1||

     4.6 Indemnification, (a) In addition to all rights and remedies available to the parties hereunder at law or in equity, the Company shall indemnify EIS, EEIM and their respective affiliates, stockholders, directors, officers, employees, agents, representatives, successors and permitted assigns (collectively, the "Elan Indemnified Persons") and save and hold each of them harmless against and pay on behalf of or reimburse each Elan Indemnified Person as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of the Company or any third party, including interest, penalties, reasonable attorney's fees, and expenses and all amounts paid in investigation defense or settlement of any of the foregoing (collectively, "Losses') which any such Elan Indemnified Person may suffer, sustain or become subject to, as a result of, in connection with, relating to or incidental to, or by virtue of.

     (i) any misrepresentation or breach of warranty on the part of the Company under Article 2 of this Agreement; or

     (ii) any nonfulfillment or breach of any covenant or agreement on the part of the Company under this Agreement.

     (b) The maximum recovery of an Elan Indemnified Person under this Section
4.6 shall not exceed $1 5,000,000. An Elan Indemnified Person shall not assert a claim unless the Losses, when aggregated with all previous Losses hereunder, equal or exceed $50,000, but at such time that such indemnified Person is permitted to assert a claim, such claim shall include all Losses covered by this Section 4.6.

     (c) In addition to all rights and remedies available to the parties hereunder at law or in equity, EIS and EIM shall indemnify the Company and its respective affiliates, stockholders, directors, officers, Employees, agents, representatives, successors and permitted assigns (collectively, the "Company Indemnified Persons") and save and hold each of them harmless against and pay on behalf of or reimburse each Company Indemnified Person as and when incurred for any Losses which any Company Indemnified Person may suffer, sustain or become subject to, as a result of, in connection with, relating to, incidental to or by virtue of

     (i) any misrepresentation or breach of warranty on the part of EIS and/or EIM under Article 3 of this Agreement; or

     (ii) any nonfulfillment or breach of any covenant or agreement on the part of EIS and/or EIM under this Agreement; or

     (iii) any taxes, or related obligations, for which the Company may be liable as a result of this Agreement or the transactions contemplated hereby.

     In the event that EIS or EIN4 reorganizes its assets or business such that all or a substantial portion of its assets are transferred to another entity which is affiliated with them,


                                       13
|160339.1||
such entity shall be liable for EIS's or EIM's indemnification obligations hereunder.

     (d) The maximum recovery of a Company Indemnified Person under this
Section 4.6 shall not exceed $1,500,000. A Company Indemnified Person shall not assert a claim unless the Losses, when aggregated with all previous Losses hereunder, equal or exceed $50,000, but at such time that such Company Indemnified Person is permitted to assert a claim, such claim shall include all Losses covered by this Section 4.6.

     (e) Notwithstanding the foregoing, and subject to the following sentence, upon judicial determination which is final and no longer appealable, that the act or omission giving rise to either indemnification set forth above resulted primarily out of or was based primarily upon an Elan Indemnified Person's or a Company Indemnified Person's (each, as applicable, an "I.P.") gross negligence, fraud, or willful misconduct by an I.P. (unless such action was based on that I.P.'s reliance in good faith upon any representation, warranty or promise made by a counter-party to this Agreement (a "Counter-Party") herein), the Counter-Party shall not be responsible for any Losses sought to be indemnified in connection therewith, and that Counter-Party shall be entitled to recover from such I.P. all amounts previously paid in full or partial satisfaction of such indemnity, together with all its costs and expenses reasonably incurred in effecting such recovery, if any. In no event shall a failure by the Company to withhold taxes and pay such amounts to the appropriate taxing authority constitute gross negligence, fraud or willful misconduct by the Company.

     (f) All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein to the extent provided above. All indemnification rights hereunder shall terminate 27 months after the Closing, except for claims made in writing prior to such time.

     (g) If for any reason the indemnity provided for in this Section 4.6 is unavailable to an I.P. or is insufficient to hold such I.P. harmless from all such Losses arising with respect to the transactions contemplated herein, then the Counter-Party and the I.P. shall each contribute to the amount paid or payable by such Loss in such proportion as is appropriate to reflect the relative benefits received by the Counter-Party and the I.P. as well as any relevant equitable considerations. The indemnity, contribution and expense reimbursement obligations that any Counter-Party has under this Section 4.6 shall be in addition to any liability that the respective Counter-Party may otherwise have. The Company, EIM and EIS further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the they are formal parties to any such lawsuits, claims or other proceedings.

                                   ARTICLE 5
                                 MISCELLANEOUS

     5.1 Notices. Any notice or other communication required or permitted hereunder must be in writing, and shall be delivered personally, by facsimile or by certified,


                                       14
|160339.1||
registered, or express mail, postage prepaid and return receipt requested.
Such notice shall be deemed given when so delivered personally or when sent by confirmed facsimile transmission on a business day to the party in question or, if mailed, three business days after the date of deposit into the United States mail, as follows:

     (a) if to the Company:

            IOMED, Inc.
            3385 West 1820 South
            Salt Lake City, Utah  84104
            Attention: President
            Fax No. (801) 972-9072

            with a copy to:

            Parsons Behle & Latimer
            201 South Main Street Suite 1800
            Salt Lake City, Utah  84111
            Attention: Robert C. Delahunty
            Fax No. (801) 536-6111

            (b) if to EIS or EIM, to:

            Elan, International Services, Ltd.,
            102 St. James Court
            Flatts Smiths FLO4 Bermuda
            Attention: President
            Fax No.

            or

            Elan International Management, Ltd.
            102 St. James Court
            Flatts Smiths FLO4 Bermuda
            Attention: President
            Fax No.

            with a copy to:

            Brock Fensterstock Silverstein McAuliffe & Wade, LLC
            153 East 53rd Street
            New York, New York  10022-4611
            Attention: David Robbins
            Fax No. (212) 371-5500


                                       15
|160339.1||

     5.2 Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to the choice of law provisions thereof.

     5.3 Public Disclosure. Each of EIM, EIS and the Company agrees that, neither party will make any public disclosure of this Agreement or any of the transactions or agreements contemplated hereby without the consent of the other after appropriate notice has been given thereto, except to the extent as required by applicable law or judicial or administrative process; provided however, that either party shall have the right to make such disclosure to potential financing sources and governmental regulatory agencies, including the Securities and Exchange Commission.

     5.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.5 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     5.6 Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender by EIM or EIS to the Company of a certificate representing any Securities acquired by EIM or EIS hereunder, as applicable, the Company at its expense will issue in exchange therefor and deliver to EIM or EIS as applicable, a new certificate or certificates representing such Securities, in such denomination or denominations, aggregating the number of shares of Common Stock underlying such Securities represented by the certificate so surrendered, as may be requested by EIM or EIS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any Security acquired hereunder and in the case of any loss or theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company or in the case of any mutilation upon surrender of the certificate, the Company, at its expense, will issue and deliver to EIM or EIS a new certificate representing such Securities.

     5.7 Expenses. Each party shall bear and be responsible for its own costs and expenses incurred in connection with this Agreement and the other Closing Agreements and the transactions contemplated herein and thereby.

     5.8 Restrictions on Transfer. Neither EIM, EIS, Elan nor the Company shall transfer or assign their respective rights or interests acquired under this Agreement, the Notes or the Closing Agreements (other than to any of their respective affiliates (as defined in the regulations promulgated under the Securities Exchange Act of 1934)); provided that (a) EIM shall have the right to transfer or assign an amount up to 50% of its interest in the A Note without the prior consent of the Company, and an amount greater than 50% of its interest in the A Note with the consent of the Company, which will not be unreasonably withheld, so long as, in the case of any such assignment or transfer, the assignee or transferee is not a competitor in any material respect with the Company on the date of such proposed transfer, and EIM shall act as


                                       16
|160339.1||
agent for the assignee for giving and/or receiving notices or waivers relating to the A Note, (b) EIS shall be permitted to transfer or assign its rights as described in the Registration Rights Agreement, and (c) the transferee has agreed in writing in form reasonably satisfactory to the Company to be bound by the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

IOMED, Inc.



                              By:
                                    Name:   Ned M. Weinshenker
                                    Title:


                              Elan International Services, Ltd.


                              By:
                                    Name:  Kevin Insley
                                    Title: President


                              Elan International Management, Ltd.


                              By:
                                    Name:  Kevin Insley
                                    Title: Vice President


                                       17
|160339.1||

                                SCHEDULE 2.5(b)

                       RECORD HOLDERS OF EQUITY INTERESTS

- Common Stockholders                      2.5(b)(i)

- Series C Preferred Stockholders          2.5(b)(ii)

- Stock Options Outstanding                2.5(b)(iii)

- Warrant to purchase 215,000 shares of Common Stock granted in favor of the Alliance of Children's Hospitals, Inc., dated as of December 1, 1996.

- Warrant to Purchase 10,000 shares of Common Stock granted in favor of Silicon Valley Bank dated as of June 25, 1992.

- Obligation to Laboratories Fournier S.C.A. ("Fournier") pursuant to the adjustment provisions of the agreement between the IOMED and Fournier, dated February 20, 1996. (4,628 shares of Common Stock as of the date hereof.)

                               EXHIBIT 2.5(b)(i)

IOMED / JMW / MOTION CONTROL COMMON SHAREHOLDERS
 @ April 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
AhSing, Terrence P.                                 05/05/95         122(I)           2,500
Alberding, Terrie Lee                               06/19/90         3(I)             1,992
Andrew, J. Thomas                                   08/04/87          10             35,000
   Andrew, J. Thomas                                05/31/94         106(I)          19,462
Ashauer, Carolyn E.                                 09/09/92          55(I)           1,826
Balego, Garhardt C.                                 11/20/95         134(I)           2,332
   Balego, Garhardt C.                              06/26/96         144(I)             581
   Balego, Garhardt C.                              02/14/97         163(I)             664
Barker, Reese H.                                    12/15/92          73(I)             166
Baum, Andrew M.                                     08/04/87          11                250
Baum, David A.                                      08/04/87          12                250
Baum, Joel R.                                       08/04/87          13                250
Baum, Sanford & Hanni                               08/04/87          14              4,000
Bezzant, Barbara                                    08/09/94         108(I)           3,000
Bezzant, John L.                                    08/09/94         107(I)           3,000
Blackett, Mary D.                                   09/06/90         6(I)               256
Bodfish, Timothy S.                                 09/03/96         146(I)           3,333
Bodfish, Todd M.                                    09/03/96         148(I)           3,334
Branom, Roger A.                                    06/16/95         124(I)           9,132
Brinkerhoff, Marlene                                01/18/93          74(I)              16
Bund, Ian R.N.                                      07/15/92          47(I)           2,650
   Bund, Ian R.N.                                   10/19/95         132(I)           7,952
   Bund, Ian R.N.                                   10/18/96         158(I)           2,650
Bush, David                                         08/04/87          16              5,000
Carroll, Julie                                      08/04/87          17              5,000
Carter, Anne T and Tara, John M & Lois M.           12/12/91          22(I)          10,000
   Carter, Anne T and Tara, John M & Lois M.        03/02/92          28(I)           3,500
Carter, Anne T.                                     06/06/96         142(I)           1,000
   Carter, Anne T.                                  06/06/96         143(I)          25,160
Caviness, Curtis W.                                 10/04/91          17(I)          10,000
   Caviness, Curtis W.                              12/13/94         114(I)           5,000
   Caviness, Curtis W.                              06/06/96         140(I)         162,000
Child Health Investment Corporation                 12/12/96         162(I)         178,571
CIT Group/Venture Capital, Inc.                     03/11/93          90(I)         500,000
   CIT Group/Venture Capital, Inc.                  04/27/94         101(I)         500,000
Crowther, Mary A.                                   10/14/92          67(I)          20,000
Curry, Suzanne Gail Laveson                         08/04/87          54                380
    Curry, Suzanne Gail Laveson                     05/14/93          95(I)           3,000
Dane, Henry J.                                      08/04/87          20             10,000
Dane, Maxwell                                       08/04/87          21             10,000
Doolan, Kim                                         12/11/96         161(I)           1,825
Dreyfous, Brooke F.                                 04/04/92          36(I)           1,500

IOMED / JMW / MOTION CONTROL COMMON SHAREHOLDERS
 @ April 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
Dreyfous, James C., Jr.                             04/04/92          37(I)           1,500
Dyck, Arthur D.                                     11/20/95         135(I)          10,000
Fattaleh, Nancy                                     08/04/87          22             10,000
Freeman, Belva, Trustee of the
      Belva Freeman Trust                           03/19/92          32(I)           2,500
Freeman, Karl Franklin, Trustee of the
     Karl Franklin Freeman Trust                    03/19/92          30(I)           5,000
Freeman, Karl Franklin, Trustee of the
     Karl Franklin Freeman Trust                    12/15/92          71(I)             900
Freeman, Keith Ward, Trustee of the
     Keith Ward Freeman Trust                       03/19/92          31(I)           2,500
Freeman, Melvin R.                                  12/25/92          70(I)           1,000
Gamble, Ann - Revocable Trust                       05/24/88          98              5,000
Gee, Mary E.                                        02/10/95         120(I)           9,630
Giordono, Matthew J.                                07/25/89         1(I)               500
Glass, Josanne Marie                                01/11/94          99(I)           1,750
Goldstein, Jerome                                   08/04/87          24             13,500
Goldstein, Richard                                  11/28/77          68(M)          10,000
Griffin, Robert                                     08/04/87          25                500
Hanover, Barry K.                                   08/04/87          26             50,000
Hansen, J. Gordon                                   08/04/87          27             10,000
Hansen, Peter                                       12/13/94         115(I)           1,100
Harrington, Robert J.                               01/17/96         136(I)           2,120
   Harrington, Robert J.                            11/07/96         160(I)             530
Harrow, Jeff                                        08/04/87          28              5,000
Hays, Kevin B.                                      12/15/92          72(I)           1,503
Hinkle Trust (The)                                  10/13/77          59(M)          10,000
Hisatake, James Allan                               06/06/96         141(I)             500
Hoag, William J.                                    01/29/93          75(I)           5,175
Hone, Dolores J.                                    08/04/87          29              2,000
Hufferd, Marie E.                                   08/04/87          30              5,625
Iversen, Ed                                         08/04/87          32             15,000
Jacobsen, Genevieve                                 08/04/87          33              5,000
Jacobsen, Peter                                     08/04/87          34              5,000
Jacobsen, Stephen C.                                08/04/87           4             13,864
   Jacobsen, Stephen C.                             05/15/91         7(I)           908,000
   Jacobsen, Stephen C.                             01/26/87           2            346,136
Jacobs, Tony                                        02/25/88          91              2,000
Janata, Jiri                                        08/04/87          35             10,000
Jerard, Robert                                      08/04/87          36              5,300
Johnson, Mary Family Protection Trust               09/12/91          15(I)           1,000
Johnson, R. Todd                                    08/04/87          38             45,000

IOMED/JMW/MOTION CONTROL COMMON SHAREHOLDERS
  @ APRIL 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
Kablitz, Carl                                       08/04/87          39              8,000
Kaldhusdal, Sandra                                  05/14/93          91(I)             544
Kam, Audrey                                         09/03/96         147(I)           3,333
Kann, David J.                                      12/21/77          72(M)           2,500
Kann, James                                         12/21/77          74(M)           2,500
Kann, Peter E.                                      12/21/77          73(M)           2,500
Kann, Thomas J.                                     12/21/77          75(M)           2,500
Kellman, Joel D.                                    08/04/87          40             44,000
   Kellman, Joel D.                                 08/04/87          41             31,000
Kempin, Ronald A.                                   08/04/87          42              5,000
Klebingot, George C.                                08/04/87          43             10,000
   Klebingot, George C.                             11/01/95         133(I)           3,000
   Klebingot, George C.                             06/16/95         123(I)          31,000
   Klebingot, George C.                             01/24/96         138(I)           4,583
Knutti, David                                       08/04/87          44             40,000
Kolff, Cornelius & Helen Hall                       08/04/87          45              5,000
Kolff, The Jacob C. Family Living Trust             08/04/87          46             15,000
Kolff, Willem J. Children and
     Grandchildren Limited Partnership              02/23/89         100             84,000
Koschinsky, Ralph K.                                07/26/96         145(I)           1,000
Kuflik, Freida                                      08/04/87          48                250
Laboratoires Fournier, S.C.A.                       02/29/96         139(I)       1,621,622
Laveson, Amanda Jo                                  08/04/87          52                380
   Laveson, Amanda                                  05/14/93          92(I)           3,000
Laveson, Sandra                                     04/16/80 ?       120(M)           6,430
Laveson, Stacy Allyn                                08/04/87          53                380
    Laveson, Stacy                                  05/14/93          94(I)           3,000
Laveson, Stephen D.                                 08/04/87          51              6,430
    Laveson, Stephen D.                             05/14/93          93(I)           1,000
Lollini, Robert J.                                  01/25/95         118(I)           7,500
   Lollini, Robert J.                               02/14/97         167(I)           3,333
Lucas, Timothy                                      10/31/94         112(I)           3,000
   Lucas, Timothy                                   01/25/95         119(I)           5,000
Luethmers, Mary Jo                                  10/05/89         2(I)                80
Luntz, Richard D.                                   04/27/88          97             50,000
MBW Venture Partners                                05/15/91          13(I)          61,599
   MBW Venture Partners                             07/15/92          48(I)         270,408
   MBW Venture Partners                             09/04/92          58(I)         259,372
   MBW Venture Partners                             02/18/93          80(I)         199,106
   MBW Venture Partners                             02/19/93          84(I)          48,125
   MBW Venture Partners                             02/19/93          85(I)         144,375
   MBW Venture Partners                             04/24/94         105(I)         192,500

IOMED/JMW/MOTION CONTROL COMMON SHAREHOLDERS
  @ APRIL 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
   MBW Venture Partners                             10/19/95         126(I)         811,225
   MBW Venture Partners                             09/27/96         155(I)         270,409
Martin, Bocka Jo                                    06/26/92          43(I)           5,000
Massey, Elizabeth D.                                06/03/92          41             30,000
Massey, Jonathan Edward                             06/03/92          39             15,000
Massey, Sara Lindsay                                06/03/92          40             15,000
Massey, W. Edward                                   08/04/87           8            341,136
   Massey, W. Edward                                06/03/92          42             93,864
Meek, Sanford G.                                    08/04/87          57             10,000
Michigan Investment Fund, L.P.                      05/15/91          12(I)          18,400
   Michigan Investment Fund, L.P.                   07/15/92          49(I)          80,771
   Michigan Investment Fund, L.P.                   09/04/92          59(I)          77,475
   Michigan Investment Fund, L.P.                   02/18/93          81(I)          59,474
   Michigan Investment Fund, L.P.                   02/19/93          86(I)          14,375
   Michigan Investment Fund, L.P.                   02/19/93          87(I)          43,125
   Michigan Investment Fund, L.P.                   04/27/94         104(I)          57,500
   Michigan Investment Fund, L.P.                   10/19/95         127(I)         242,314
   Michigan Investment Fund, L.P.                   09/27/96         156(I)          80,772
Miller, James Rex or Margaret L.
   Miller, Trustees of the James Rex
   Miller Family Trust dtd 9/17/92                  09/23/92          60(I)           5,000
Miller, W. Tim                                      02/14/97         166(I)           3,333
Moorehead, Harvey                                   08/04/87          59              5,000
Moyer, James E.                                     08/04/87          60              5,000
Murphy, Beverly                                     08/04/87          61             15,000
   Murphy, Beverly                                  02/25/88          94             10,000
Murphy, William P.                                  08/04/87          62             15,000
   Murphy, William P.                               02/25/88          96             10,000
Newtek Ventures                                     05/15/91          10(I)          79,999
   Newtek Ventures                                  07/15/92          44(I)         357,805
   Newtek Ventures                                  09/04/92          56(I)         340,867
   Newtek Ventures                                  02/18/93          79(I)         258,579
   Newtek Ventures                                  02/19/93          82(I)          62,500
   Newtek Ventures                                  02/19/93          83(I)         187,500
   Newtek Ventures                                  04/27/94         103(I)         250,000
   Newtek Ventures                                  10/19/95         129(I)       1,073,418
   Newtek Ventures                                  09/20/96         150(I)         357,805
Ober, Karen S.                                      09/23/92          61(I)          80,000
   Ober, Karen S.                                   09/23/92          63(I)          70,000
Ober, Stephen H.                                    09/23/92          62(I)          45,000
   Ober, Stephen H.                                 09/23/92          64(I)         166,532
   Ober, Stephen H.                                 09/23/92          65(I)         303,468

IOMED/JMW/MOTION CONTROL COMMON SHAREHOLDERS
  @ APRIL 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
Petelenz, Tomasz                                    08/04/87          63             75,000
   Petelenz, Tomasz                                 09/06/94         109(I)          10,000
Peterson, David J.                                  06/04/93          96(I)           5,648
Prince, Yeates and Geldzahler                       08/04/87          64              2,700
Pritchard-Hoback, Cille                             06/23/93          97(I)           8,818
Radford, Sharon L.                                  08/04/87          66              5,000
Richards, Victor, M.D.                              08/04/87          67              5,000
Riches, Ross                                        08/04/87          68              9,000
Rossi, Cino A.                                      08/04/87          69             20,000
Sabodski, David J.                                  10/19/95         125(I)          10,000
Sayer, Jeffery L.                                   03/09/93          76(I)           1,250
Seare, William J., M.D.                             08/04/87          70              8,000
Sears, Harold H.                                    08/04/87          71             60,000
Simon, Eric                                         08/04/87          72             10,000
Smolenski, Mark P. & Mary M.                        10/15/91          18(I)         155,843
  Smolenski, Mary M.                                03/09/93          77(I)           5,000
  Smolenski, Eric M. & Mary M.                      10/15/91          19(I)           5,000
  Smolenski, Mathew S. & Mary M.                    10/15/91          21(I)           5,000
Steele, Harold J.                                   08/04/87          73             10,000
Stephen, Lauraine                                   08/04/87          74              2,500
Strauss, Peter                                      08/04/87          76             10,000
Swanson, Nancy V.                                   08/04/87          77              5,000
Szlek, Margaret                                     04/24/92          38(I)              96
University of Utah Research
     Foundation                                     08/04/87          78              5,000
Utah Ventures                                       05/15/91          11(I)          80,002
   Utah Ventures                                    07/15/92          46(I)          79,512
   Utah Ventures                                    09/04/92          57(I)         340,867
   Utah Ventures                                    02/18/93          78(I)         258,579
   Utah Ventures                                    10/19/95         131(I)         238,538
   Utah Ventures                                    10/11/96         157(I)          79,512
Vadex-Panama, S.A.                                  02/19/93          88(I)         325,000
   Vadex-Panama, S.A.                               02/19/93          89(I)         175,000
   Vadex-Panama, S.A.                               04/27/94         102(I)         500,000
Van Pelt, Jan                                       10/14/92          68(I)           2,000
Van Ry, J.J.                                        08/04/87          79             10,000
Watson, Betty J.                                    12/15/93          98(I)           8,964
Wedbush, Noble, Cook, Inc.                          08/04/87          80              2,500
Weersing, James R. & Mary H.
   Weersing, Trustees of the Weersing
   Family Trust                                     07/15/92          45(I)              2,650
Weersing, James R. & Mary H

IOMED/JMW/MOTION CONTROL COMMON SHAREHOLDERS
  @ APRIL 11, 1997

                                                   DATE SHARES    CERTIFICATE      NUMBER OF
              NAME                                   ISSUED         NUMBER          SHARES
              ----                                   ------         ------          ------
   Weersing, Trustees of the Weersing
   Family Trust                                     09/27/96         154(I)             10,602
Weinshenker, Ned Money Purchase
        Pension Plan                                02/15/92          27(I)             25,000
Weinshenker, Ned Money Purchase
       Pension Plan                                 03/19/92          33(I)             65,998
Weinshenker, Ned Money Purchase
        Pension Plan                                09/27/96         153(I)              3,975
Whittemore, Ralph C.                                09/05/96         149(I)             23,000
Wideman, Richard W.                                 10/01/92          66(I)              5,000
   Wideman, Richard W.                              10/14/92          69(I)              3,000
Wiggens, Finnis                                     08/04/87          81                10,000
Wiita, Thomas A.                                    08/04/87           9                96,000
Wilhelmsen, Karl                                    08/04/87          82                 4,000
Williamson, Anna                                    02/14/97         164(I)              2,000
   Williamson, Anna                                 01/16/95         116(I)              5,000
Wolfe, Allan M.                                     04/04/92          35(I)              2,000
Yanaki, Jamal                                       10/29/96         159(I)              2,000
   Yanaki, Jamal                                    02/14/97         165(I)              3,334
Yokum Connie R., Trustee of the
   CONNIE R. YOKUM FAMILY TRUST
   dated the 21st of February 1995                  03/13/95         121(I)              4,406
Zulch, Alma Laverne                                 08/04/87          84                 7,500
                                                                                    ----------
          Total Outstanding                                                         15,040,455


I = IOMED
M = Motion Control


                TREASURY (COMMON):
Luntz, Richard D. (5/88)                                             97                 50,000
                                                                                    ----------

               Total                                                                15,090,455
                                                                                    ==========

                               EXHIBIT 2.5(b)(ii)

                             PREFERRED SHAREHOLDERS
                              AS OF APRIL 11, 1997

                                             CERTIFICATE         NUMBER OF
           NAME                                NUMBER              SHARES           SERIES
----------------------------------           ------------        ----------         ------
Cordis Corporation                             1 (JMW)             172,800          Series C
14201 NW 60th Avenue
Miami Lakes, FL  33014-2894

               TOTAL PREFERRED SHARES                              172,800

                              EXHIBIT 2.5(b)(iii)

****

****

****

****

****

****

                                SCHEDULE 2.5(c)

                       RECORD HOLDERS OF EQUITY INTERESTS

* 800,000 shares of Common Stock of Dermion, Inc.

SCHEDULE 2.7(a)

IOMED, Inc.

                                INTEROFFICE MEMO

To:       Ned Weinshenker     Tim Miller     Tom Parkinson

From:     Robert J. Lollini

Date:     January 27, 1997

cc:       Mary Crowther, Susie Stevens,

Subject:  YTD-DECEMBER 1996 OPERATING RESULTS

Attached are the consolidated financial statements of Iomed, Inc. for the period ending December 31, 1996. These statements are comprised of the following:

     * Consolidated Income Statements - Actual vs. Budget and Prior Year for both the current month and year-to-date period ended December 31, 1996.

     * Consolidated Balance Sheet for the period ended December 31, 1996 vs. June 30, 1996.

     * Consolidated Statement of Cash Flows for the month and year-to-date periods ended December 31, 1996.

Should you have any questions regarding the information contained within these unaudited financial statements, please do not hesitate to give me a call.


                                              Regards,

                                              /s/ R. J. Lollini

                                  IOMED, INC.
                         CONSOLIDATED INCOME STATEMENTS
                         ACTUAL v BUDGET and PRIOR YEAR
                        Period Ending December 31, 1996
                                 (In Thousands)

                                          CURRENT MONTH                    YEAR-TO-DATE
                                   ACTUAL   BUDGET   PRIOR YEAR    ACTUAL   BUDGET   PRIOR YEAR
SALES REVENUE;
****
    Total Sales Revenue             809        876        569        5,607     5,722     5,455


COST OF SALES:
****
    Total Cost of Sales             353        362        293        2,171     2,229     2,200


OPERATING EXPENSES;
  Research and Development          161        151         83          848       986       637
  Administration                    127        118        228          715       725       865

  Sales and Marketing Expense:
****
    Total Operating Expenses        495        504        455        2,627     2,916     2,421

OPERATING INCOME                    (39)        10       (179)         809       577       834

OTHER (INCOME) EXPENSE:
  Minority Interest in Subsidiary     (2)        --         --           38        --        --
  Interest (Income), net             (6)       (12)       (97)         (90)      (75)     (152)
  Income Taxes                       22         14         --           22        14        --
                                   ----       ----       ----       ------    ------    ------

NET INCOME (LOSS)                  $(53)      $  8       $(82)      $839      $  638    $  986
                                   ====       ====       ====       ======    ======    ======

                                  IOMED, INC.

                           CONSOLIDATED BALANCE SHEET
                                     As of

                                      DEC 31,    JUNE 30,
                                       1996        1996
                                      -------    --------
                                         (In Thousands)
              ASSETS
CASH & EQUIVALENTS                      5,039       4,507
ACCOUNTS RECEIVABLE                       911       1,054
INVENTORY                               1,385       1,162
PREPAID ASSETS                             --           5
                                       ------      ------
TOTAL CURRENT ASSETS                    7,335       6,728

EQUIPMENT & FURNITURE, NET                395         477
OTHER ASSETS, NET                          33          46
                                       ------      ------
                                        7,763       7,251
                                       ======      ======

       LIABILITIES & EQUITY
NOTES PAYABLE                              --          --
TRADE ACCOUNTS PAYABLE                   306          118
ACCRUED LIABILITIES                      236          952
CURRENT PORTION OF L/T OBLIGATIONS       203          111
                                       ------      ------

TOTAL CURRENT LIABILITIES                745        1,181

CAPITAL LEASE OBLIGATIONS                 --           --
NOTES PAYABLE                             --            3
MINORITY INTEREST IN SUBSIDIARY          913          875
SUBORDINATED DEBT                         --           --

REDEEMABLE PREFERRED STOCK               720        1,200

COMMON STOCK                              15           14
ADDITIONAL PAID IN CAPITAL             12,031      11,478
ACCUMULATED DEFICIT                    (6,661)     (7,500)
                                       ------      ------
TOTAL SHAREHOLDER'S EQUITY              5,385       3,992
                                       ------      ------
                                        7,763       7,251
                                       ======      ======

                                  IOMED, INC.

                             STATEMENT OF CASH FLOW
                     For the Period Ended December 31, 1996

                                       Dec. 31,    Dec. 31,
                                        MONTH       Y-T-D
                                       --------    --------
                                          (In Thousands)
CASH FLOW FROM OPERATING ACTIVITIES

  NET INCOME (LOSS)                    $  (53)     $   839
  DEPRECIATION                             27          169
  AMORTIZATION                             --           --

  (INC) DEC IN CURRENT ASSETS              27          (73)
  INC (DEC) IN CURRENT LIABILITIES       (177)        (531)
                                       ------       ------
  NET CASH USED IN OPERATIONS            (176)         404

CASH FLOW FROM INVESTING ACTIVITIES

  PURCHASES OF EQUIPMENT                  (16)         (87)
                                       ------       ------
  NET CASH INVESTED                       (16)         (87)

CASH FLOW FROM FINANCING ACTIVITIES

  PROCEEDS FROM TERM LOAN                 255          255
  REPAYMENT OF SILICON VALLEY LINE         (4)         (21)
  PAYMENTS ON CAPITAL LEASES               --           --
  REDEMPTION OF PREFERRED STOCK            --          (70)
  INCREASE IN MINORITY INTERESTS           (3)          38
  OTHER                                    (4)          13
                                       ------       ------
  NET CASH FROM FINANCING ACTIVITIES      244          215
                                       ------       ------
NET INCREASE (DECREASE) IN CASH            52          532
CASH BEGINNING OF PERIOD                4,987        4,507
                                       ------       ------
CASH END OF PERIOD                     $5,039       $5,039
                                       ======       ======

****

****

****

****

****

****

****

****

****

SCHEDULE 2.7(c).1
Page 1 of 2

                                IOMED TECHNOLOGY

1. PRIOR TECHNOLOGY

   Patents

    - U.S. Patent 4,141,359 **** from ****

    - U.S. Patent 4,383,529 ****

    - U.S. Patent 4,416,274 ****

    - U.S. Patent 4,752,285 ****

    - U.S. Patents 4,474,819, 4,744,787, 5,135,477 ****

    - U.S. Patent 4,915,685 ****

    - U.S. Patents 5,087,242, 5,236,412, 5,328,455, 5,374,241, WO 9,210,235 and
      EP 515667 ****

    - U.S. Patent 5,037,380 ****

    - U.S. Patent 4,968,297 ****

    - U.S. Patent 5,248,295 ****
      Also included are all foreign equivalents, PCT equivalents, and all related CIP to the above patents.

      Other Technology and know-how

****

SCHEDULE 2.7(C).1
Page 2 of 2

                          IOMED TECHNOLOGY (continued)

****

SCHEDULE 2.7(C).2
page 1 of 1

                                IOMED INVENTIONS

****

                                  SCHEDULE 2.9

                               MATERIAL CONTRACTS

1. Agreement by and between IOMED, Inc. and Laboratories Fournier, S.C.A., dated as of February 20, 1996

2. Agreement by and between Alza Corporation and IOMED, Inc., dated as of July 28, 1993

3. Research and Development Agreement among IOMED, Inc., Dermion, Inc. and Ciba-Geigy Corporation, dated as of March 29, 1996

4. License Agreement between IOMED, Inc. and University of Utah Research Foundation, dated as of October 1, 1992

5. Preferred Stock Purchase Agreement by and between JMW Acquisition Co. and Motion Control, Inc., dated as of August 4, 1987

6. Stock Purchase Agreement by and between IOMED, Inc. and The CIT Group/Venture Capital, Inc., dated as of March 8, 1993

7. Stock Purchase Agreement by and between IOMED, Inc., Newtek Ventures, MBW Venture Partners, Michigan Investment Fund, L.P., Interhealth Limited Partnership and Vadex-Panama, S.A., dated as of February 19, 1993

8. Assignment and Assumption Agreement among Vadex-Panama, S.A., Interhealth Limited Partnership and IOMED, Inc., dated as of March 12, 1993

9. Warrant to Purchase Shares of Common Stock between Alliance of Children's Hospital, Inc. and IOMED, Inc., dated as of December 1, 1996

10. Stock Purchase Agreement by and between IOMED, Inc. and Child Health Investment Corporation, dated as of November 29, 1996

11. Warrant to Purchase Shares of Common Stock between Silicon Valley Bank and IOMED, Inc., dated as of June 25, 1992

12. Supply Agreement by and between IOMED, Inc. and Abbott Laboratories, dated as of April 27, 1993

13. Manufacturing Agreement between IOMED Clinical Systems and KWM Electronics Corporation, dated as of November 1, 1995

14. Lease Agreement dated March 1, 1994 between IOMED, Inc. and Hayter Properties, Inc.

15. Lease Agreement dated October 1, 1986 by and between Stangl Alliance and Motion Control, Inc. (the "Lease Agreement")

     (a) First Amendment to the "Lease Agreement dated March 9, 1988 by and between Textron Collective Investment Trust and IOMED, Inc.

     (b) Second Amendment to the "Lease Agreement" dated May 5, 1989 by and between Textron Collective Investment Trust and IOMED, Inc.

     (c) Third Amendment to the "Lease Agreement dated July 10, 1989 by and between Textron Collective Investment Trust and IOMED, Inc.

     (d) Fourth Amendment to the "Lease Agreement" dated July 18, 1989 by and between Textron Collective Investment Trust and IOMED, Inc.

     (e) Fifth Amendment to the "Lease Agreement dated February 7, 1992 by and between Textron Collective Investment Trust and IOMED, Inc.

     (f) Sixth Amendment to the "Lease Agreement dated July 20, 1994 by and between Textron Collective Investment Trust and IOMED, Inc.

16. Asset Acquisition Agreement dated December 27, 1996 by and between IOMED, Inc. and Fillauer, Inc.

17. License Agreement dated December 27, 1996 by and between IOMED, Inc. and Fillauer, Inc.